Exhibit 99.2


                                                         PMA Capital Corporation
                                                   Operating Cash Flows - Consolidated
                                                             (In Thousands)

                                  -------------                                            -----------    ------------
                                     2nd            3rd            4th            1st          2nd              Six           Six
                                   Quarter        Quarter        Quarter        Quarter      Quarter          Months        Months
                                    2002           2002           2002           2003         2003             2003          2002
                                  --------------------------------------------------------------------------------------------------

Receipts:
Premiums and other
 revenues collected                  $ 307,403      $ 274,892      $ 272,335    $ 282,209    $ 408,514      $ 690,723     $ 533,075
Investment income received              28,175         19,367         24,706       20,108       27,434         47,542        48,134
                                  -------------  -------------  ------------- ------------ ------------  -------------  ------------
   Total receipts                      335,578        294,259        297,041      302,317      435,948        738,265       581,209
                                  -------------  -------------  ------------- ------------ ------------  -------------  ------------

Disbursements:
Losses and LAE paid:
   Losses and LAE paid -
        current year                    30,858         39,288         59,147        6,787       35,305         42,092        39,692
   Losses and LAE paid -
        prior year                     196,635        145,222        113,417      210,892      183,345        394,237       368,672
                                  -------------  -------------  ------------- ------------ ------------  -------------  ------------
Total losses and LAE paid              227,493        184,510        172,564      217,679      218,650        436,329       408,364
Insurance operating expenses paid       83,465         70,963         67,197       86,945      115,052        201,997       159,473
Policyholders' dividends paid            1,499          3,826          1,868        1,627        1,439          3,066         3,658
Interest on corporate debt                 258            989            239        2,484          502          2,986           863
                                  -------------  -------------  ------------- ------------ ------------  -------------  ------------
   Total disbursements                 312,715        260,288        241,868      308,735      335,643        644,378       572,358
                                  -------------  -------------  ------------- ------------ ------------  -------------  ------------

   Net other                           (13,692)       (13,914)         9,042       (4,358)       3,373           (985)      (20,956)
                                  -------------  -------------  ------------- ------------ ------------  -------------  ------------

Net operating cash flows               $ 9,171       $ 20,057       $ 64,215    $ (10,776)   $ 103,678       $ 92,902     $ (12,105)
                                  =============  =============  ============= ============ ============  =============  ============



                                                    PMA Capital Corporation
                                                 Operating Cash Flows - PMA Re
                                                        (In Thousands)

                                  -------------                                               ------------ -----------
                                       2nd              3rd            4th           1st            2nd           Six         Six
                                     Quarter          Quarter        Quarter       Quarter        Quarter       Months      Months
                                      2002             2002           2002          2003           2003          2003        2002
                                  --------------------------------------------------------------------------------------------------

Receipts:
Premiums collected                   $ 178,785      $ 151,233       $ 144,418     $ 162,598      $ 271,602    $ 434,200   $ 264,155
Investment income received              16,479          8,847          13,740         9,162         16,007       25,169      26,604
                                  -------------  -------------   ------------- -------------  ------------- ------------ -----------
     Total receipts                    195,264        160,080         158,158       171,760        287,609      459,369     290,759
                                  -------------  -------------   ------------- -------------  ------------- ------------ -----------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid -
        current year                     6,132         14,813          17,895           865          9,701       10,566       6,491
     Losses and LAE paid -
        prior year                     113,214         73,100          58,008       115,870        104,331      220,201     188,222
                                  -------------  -------------   ------------- -------------  ------------- ------------ -----------
Total losses and LAE paid              119,346         87,913          75,903       116,735        114,032      230,767     194,713
Insurance operating expenses paid       48,120         46,030          40,788        47,406         76,072      123,478      77,742
                                  -------------  -------------   ------------- -------------  ------------- ------------ -----------
     Total disbursements               167,466        133,943         116,691       164,141        190,104      354,245     272,455
                                  -------------  -------------   ------------- -------------  ------------- ------------ -----------

     Net other                         (16,819)        (3,017)         13,613           660          8,572        9,232     (23,284)
                                  -------------  -------------   ------------- -------------  ------------- ------------ -----------

Net operating cash flows              $ 10,979       $ 23,120        $ 55,080       $ 8,279      $ 106,077    $ 114,356    $ (4,980)
                                  =============  =============   ============= =============  ============= ============ ===========

                                  -------------                                               ------------- ------------



                                                                 PMA Capital Corporation
                                                       Operating Cash Flows - PMA Insurance Group
                                                                     (In Thousands)

                                 -------------                                             ------------- -------------
                                    2nd             3rd           4th           1st            2nd            Six          Six
                                  Quarter         Quarter       Quarter       Quarter        Quarter        Months        Months
                                   2002            2002          2002          2003           2003           2003          2002
                                 --------------------------------------------------------------------------------------------------
Receipts:
Premiums and other
 revenues collected                 $ 100,424     $ 128,822    $ 129,911     $ 120,589      $ 138,915      $ 259,504     $ 213,453
Investment income received             10,431         9,600        9,859         9,340          9,772         19,112        19,302
                                 -------------  ------------ ------------ -------------  -------------  ------------- -------------
     Total receipts                   110,855       138,422      139,770       129,929        148,687        278,616       232,755
                                 -------------  ------------ ------------ -------------  -------------  ------------- -------------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid -
        current year                   23,723        20,323       38,742         5,226         24,316         29,542        28,352
     Losses and LAE paid -
        prior year                     63,873        60,234       40,901        83,269         60,049        143,318       149,083
                                 -------------  ------------ ------------ -------------  -------------  ------------- -------------
Losses and LAE                         87,596        80,557       79,643        88,495         84,365        172,860       177,435
Insurance operating expenses paid      28,796        22,970       21,637        37,212         37,214         74,426        67,879
Policyholders' dividends paid           1,499         3,826        1,868         1,627          1,439          3,066         3,658
                                 -------------  ------------ ------------ -------------  -------------  ------------- -------------
     Total disbursements              117,891       107,353      103,148       127,334        123,018        250,352       248,972
                                 -------------  ------------ ------------ -------------  -------------  ------------- -------------

     Net other                          3,398        (6,244)       4,338        (5,052)        (1,795)        (6,847)          689
                                 -------------  ------------ ------------ -------------  -------------  ------------- -------------

Net operating cash flows             $ (3,638)     $ 24,825     $ 40,960      $ (2,457)      $ 23,874       $ 21,417     $ (15,528)
                                 =============  ============ ============ =============  =============  ============= =============

                                 -------------                                            -------------  -------------



                                                       PMA Capital Corporation
                                             Operating Cash Flows - Run-off Operations 1
                                                         (In Thousands)

                                  -------------                                             ------------  -----------
                                     2nd              3rd            4th           1st           2nd           Six          Six
                                   Quarter          Quarter        Quarter       Quarter       Quarter        Months       Months
                                    2002             2002           2002          2003          2003          2003          2002
                                  -------------------------------------------------------------------------------------------------

Receipts:
Net premiums collected (paid)         $ 28,194       $ (5,163)     $ (1,994)       $ (978)     $ (2,003)     $ (2,981)    $ 55,467
Investment income received               1,265            920         1,107         1,606         1,655         3,261        2,228
                                  -------------  -------------  ------------  ------------  ------------  ------------  -----------
     Total receipts                     29,459         (4,243)         (887)          628          (348)          280       57,695
                                  -------------  -------------  ------------  ------------  ------------  ------------  -----------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid -
        current year                     1,003          4,152         2,510           696         1,288         1,984        4,849
     Losses and LAE paid -
        prior year                      19,548         11,888        14,508        11,753        18,965        30,718       31,367
                                  -------------  -------------  ------------  ------------  ------------  ------------  -----------
Total losses and LAE paid               20,551         16,040        17,018        12,449        20,253        32,702       36,216
Insurance operating expenses paid        6,549          1,963         4,772         2,327         1,766         4,093       13,852
                                  -------------  -------------  ------------  ------------  ------------  ------------  -----------
     Total disbursements                27,100         18,003        21,790        14,776        22,019        36,795       50,068
                                  -------------  -------------  ------------  ------------  ------------  ------------  -----------

     Net other                              98         (9,407)        5,784            74           (20)           54       (1,764)
                                  -------------  -------------  ------------  ------------  ------------  ------------  -----------

Net operating cash flows               $ 2,457      $ (31,653)    $ (16,893)    $ (14,074)    $ (22,387)    $ (36,461)     $ 5,863
                                  =============  =============  ============  ============  ============  ============  ===========

                                  -------------                                             ------------  ------------

 1   Formerly known as Caliber One.